                  ESCROW AGREEMENT, dated as of May 15, 1997 (the "Agreement"), between COLEMAN ESCROW CORP. (the "Issuer") and FIRST TRUST NATIONAL ASSOCIATION, as Escrow Agent (the "Escrow Agent").


                  This Agreement is being entered into in connection with the Purchase Agreement (the "Purchase Agreement"), dated May 15, 1997, among the Issuer, Bear, Stearns & Co. Inc., Chase Securities Inc. and Credit Suisse First Boston Corporation (the "Initial Purchasers"), and the Indenture (the "Indenture"), dated as of May 20, 1997, between the Issuer and First Trust National Association, as trustee (the "Trustee"). Capitalized terms which are used but not defined herein have the respective meanings specified in the Indenture.

                  Pursuant to the Purchase Agreement, the Issuer is selling $600,475,000 aggregate principal amount at maturity of its Senior Secured First Priority Discount Notes due 2001 (the "First Priority Notes") and $131,560,000 aggregate principal amount at maturity of its Senior Secured Second Priority Discount Notes due 2001 (the "Second Priority Notes" and, together with the First Priority Notes, the "Notes", which term shall include any notes issued in exchange for Notes pursuant to the Registration Agreement). Concurrently with the closing of the sale of the Notes, the Issuer will deposit with the Escrow Agent, as hereinafter provided, the net proceeds from the sale of the Notes of $455,256,605.58 (the "Initial Deposit"). The Initial Deposit will be used to finance (a) the redemption (the "Coleman Holdings Notes Redemption") of $281,281,000 aggregate principal amount at maturity of Senior Secured Discount Notes due 1998 (the "Coleman Holdings Notes") of Coleman Holdings Inc., a wholly owned subsidiary of the Issuer ("Coleman Holdings"), and (b) the retirement (the "LYONs Retirement") of $561,553,000 aggregate principal amount at maturity of Liquid Yield Option(TM) Notes due 2013 (the

-----------
(TM)   Trademark of Merrill Lynch & Co., Inc.

 "LYONs"(TM)) of Coleman Worldwide Corporation, a wholly owned subsidiary of Coleman Holdings ("Coleman Worldwide"). The LYONs Retirement is expected to occur through one or more transactions or series of transactions, including (i) one or more offers to pay cash upon exchange of LYONs in excess of the then market value of the shares of Coleman Common Stock (as defined herein) for which the LYONs may be exchanged and (ii) redemption of the LYONs at the option of Coleman Worldwide.


                  The Coleman Holdings Notes were originally issued pursuant to the Indenture, dated as of July 15, 1993, between Coleman Holdings and First Trust National Association, as trustee (the "Coleman Holdings Indenture"). The LYONs were originally issued pursuant to the Indenture, dated as of May 27, 1993, between Coleman Worldwide and First Trust National Association, as trustee (the "LYONs Indenture"). Each LYON ($1,000 principal amount at maturity) is exchangeable at the option of the holder thereof at any time prior to May 27, 2013 into 15.706 shares of common stock, par value $.01 per share (the "Coleman Common Stock"), of The Coleman Company, Inc., an 83% owned subsidiary of Coleman Worldwide ("Coleman"). The LYONs are secured by a pledge of 16,394,810 shares of Coleman Common Stock, which pledge is governed by the terms of the Indenture and the Escrow and Pledge Agreement, dated as of May 27, 1993, between Coleman Worldwide and First Trust National Association, as trustee (the "Coleman Worldwide Pledge Agreement").

                  In the event that none of the Notes remains outstanding, this Agreement shall automatically terminate and any and all excess Escrowed Funds shall immediately be released to the Issuer, as hereinafter provided.

                  Accordingly, the Issuer and the Escrow Agent agree as follows:

-----------
(TM)   Trademark of Merrill Lynch & Co., Inc.

                  1.       Delivery, Acceptance and Investment of
Escrowed Funds.

                  (a) Concurrently with the closing of the sale of the Notes, which is expected to occur on May 20, 1997, the Issuer will deposit the Initial Deposit with the Escrow Agent. The Initial Deposit shall be made in the form of cash, Treasury Securities or any combination thereof.

                  "Treasury Securities" means any investment in obligations issued or guaranteed by the United States government or any agency thereof, in each case maturing within 360 days of the date of acquisition thereof.

                  (b) The Escrow Agent hereby agrees to accept the Initial Deposit and to hold such funds and the proceeds thereof in one or more separate identifiable accounts for disbursement in accordance with the provisions hereof. The Initial Deposit and the proceeds of any such deposit, less any amounts released pursuant to the terms of this Agreement, shall constitute the "Escrowed Funds." The Escrow Agent further agrees to invest any portion of the Escrowed Funds in Permitted Investments as directed in writing from time to time by the Issuer.

                  "Permitted Investments" means (i) Treasury Securities, (ii)

investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof, entitled to U.S. federal deposit insurance for the full amount thereof or issued by a bank or trust company (including the Escrow Agent or an affiliate of the Escrow Agent) which is organized under the laws of the United States of America or any state thereof having capital, surplus and undivided profits aggregating in excess of $500,000,000 and (iii) repurchase obligations with a term of not more than 30 days entered into with a nationally recognized broker dealer, with respect to which the purchased securities are obligations issued or guaranteed by the United States government or any agency thereof, which repurchase obligations shall be entered into pursuant to agreements substantially in the form of one or more of the agreements attached as Exhibit D.

                  (c)  The obligation and liability of the Escrow
Agent to make the payments and transfers required by this

Escrow Agreement shall be limited to the Escrowed Funds. The Escrow Agent shall not be liable for any loss resulting from any investment made pursuant to this Escrow Agreement in compliance with the provisions hereof.

                  2.       Release of Escrowed Funds.

                  (a) The Escrow Agent shall only release the Escrowed Funds from the escrow created hereby in accordance with this Section 2 and upon termination of this Agreement in accordance with Section 5.

                  (b) Subject to Section 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that the Coleman Holdings Notes Redemption pursuant to paragraph 5 of the Coleman Holdings Notes and Article III of the Coleman Holdings Indenture is to occur on or after July 15, 1997, the Escrow Agent shall, on the Business Day prior to the date fixed for the Coleman Holdings Notes Redemption, release to the Issuer the amount of Escrowed Funds equal to the redemption price payable under the Coleman Holdings Indenture sufficient to redeem all of the Coleman Holdings Notes outstanding on the date thereof (the "Coleman Holdings Redemption Amount"), as specified in such notice from the Issuer.

                  (c) Subject to Section 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that the maturity of the Coleman Holdings Notes has been accelerated pursuant to Section 6.02 of the Coleman Holdings Indenture and such acceleration has not been rescinded (the "Coleman Holdings Notes Acceleration"), the Escrow Agent shall, on the date specified in such notice, release to the Issuer the amount of Escrowed Funds equal to the accreted value of the Coleman Holdings Notes and accrued interest thereon as of the date of such acceleration, as specified in such notice from the Issuer.

                  (d) Subject to Sections 2(j)and 2(l) hereof, if the Escrow

Agent receives a notice from the Issuer that holders of LYONs have surrendered such LYONs for exchange (a "LYONs Exchange") for Exchange Property (as defined in the LYONs Indenture) and that Coleman Worldwide has exercised its right pursuant to the LYONs Indenture to pay cash (the "LYONs Cash Payment Option") in lieu of Exchange Property, in whole or in part, the Escrow Agent shall, on the date specified in such notice from the Issuer, release to the Issuer the amount of Escrowed Funds necessary to satisfy the LYONs Cash Payment Option, as specified in such notice from the Issuer.

                  (e) Subject to Sections 2(j) and 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that the Issuer, Coleman Worldwide or any other affiliate of the Issuer has offered to pay cash upon exchange of LYONs in excess of the amount required to satisfy the LYONs Cash Payment Option in a LYONs Exchange (an "Optional LYONs Exchange Offer"), the Escrow Agent shall, on the first Business Day following the expiration date for such Optional LYONs Exchange Offer, release to the Issuer the amount of Escrowed Funds equal to the amount required to pay the exchange consideration for all LYONs delivered for exchange in such Optional LYONs Exchange Offer, as specified in such notice from the Issuer.

                  (f) Subject to Sections 2(j) and 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that Coleman Worldwide has agreed to purchase any LYONs pursuant to paragraph 6 of the LYONs and Section 3.08 of the LYONs Indenture (a "LYONs Purchase") and that Coleman Worldwide has exercised the LYONs Cash Payment Option, the Escrow Agent shall on the first Business Day following the Purchase Date (as defined in the LYONs Indenture) for the LYONs Purchase, release to the Issuer the amount of Escrowed Funds equal to the Purchase Price (as defined in the LYONs Indenture), as specified in such notice from the Issuer.

                  (g) Subject to Sections 2(j) and 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that Coleman Worldwide has agreed to purchase any LYONs pursuant to paragraph 6 of the LYONs and Section 3.09 of the LYONs Indenture (an "Additional LYONs Purchase"), the Escrow Agent shall, on the first Business Day following the Additional Purchase Right Purchase Date (as defined in the LYONs Indenture) for the Additional LYONs Purchase, release to the Issuer the amount of Escrowed Funds equal to the Additional Purchase Right Purchase Price (as defined in the LYONs Indenture), as specified in such notice from the Issuer.

                  (h) Subject to Section 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that an optional redemption of the LYONs pursuant to paragraph 5 of the LYONs and Section 3.01 of the LYONs Indenture (the "LYONs Optional Redemption") is to occur, the Escrow Agent shall, on the Business Day prior to the date fixed for the LYONs Optional Redemption, release to the Issuer the amount of Escrowed Funds equal to the redemption price under the LYONs Indenture sufficient to redeem all of the LYONs outstanding on the date thereof, as specified in such notice from the Issuer.

                  (i) Subject to Section 2(l) hereof, if the Escrow Agent receives a notice from the Issuer that the maturity of the LYONs has been accelerated pursuant to Section 6.02 of the LYONs Indenture and such acceleration has not been rescinded (the "LYONs Acceleration"), the Escrow Agent shall, on the date specified in such notice, release to Issuer the amount of Escrowed Funds equal to the Issue Price plus accrued Original Issue Discount (as such terms are defined in the LYONs Indenture) of the LYONs then outstanding through the date of such acceleration, as specified in such notice from the Issuer.

                  (j) In the case of any release of Escrowed Funds pursuant to
Section 2(d), 2(e), 2(f) or 2(g) of this Agreement (a "LYONs Release Event"), the amount of Escrowed Funds to be released to the Issuer will be equal to the lesser of (i) the amount specified by the Issuer in such notice and (ii) the product of (A) the total amount of Escrowed Funds immediately prior to such LYONs Release Event (less the Coleman Holdings Redemption Amount, if prior to a release of Escrowed Funds pursuant to Section 2(b)), and (B) the quotient obtained when (x) the aggregate principal amount at maturity of the LYONs to be so exchanged, purchased or redeemed in connection with such LYONs Release Event is divided by (y) the aggregate principal amount at maturity of all LYONs outstanding immediately prior to such LYONs Release Event. The product calculated by the Issuer pursuant to clause (ii) of the preceding sentence is referred to herein as the "Pro Rata Release Amount."

                  (k) The notice to be provided by the Issuer to the Escrow Agent upon the occurrence of the events specified in Sections 2(b) through 2(i) hereof shall be contained in an officer's certificate (an "Officer's Certificate"), substantially in the form of Exhibit A hereto, signed by the Issuer through any one of the Chief Executive Officer, President, Chief Financial Officer, Con-troller or Vice President of the Issuer (each an "Authorized Officer"), pursuant to which the Issuer certifies to the Escrow Agent the matters specified in

Exhibit A hereto, including a statement that the amount of Escrowed Funds to be released will be contributed to Coleman Holdings or Coleman Worldwide, as the case may be (each, a "Capital Contribution"), and disbursed to pay for one of the events described in Sections 2(b) through 2(i) of this Agreement. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, upon any release of Escrowed Funds to the Issuer, if Coleman Worldwide has cash available (the "Available Coleman Worldwide Cash") to pay for a portion of the LYONs Exchange, Optional LYONs Exchange Offer, LYONs Purchase, Additional LYONs Purchase, LYONs Optional Redemption or the LYONs Acceleration, other than as a result of Coleman Worldwide's receipt of a Capital Contribution from the Escrowed Funds released to the Issuer, then the Issuer may reduce the amount of the Capital Contribution to be made to Coleman Worldwide by the amount of such Available Coleman Worldwide Cash. The Issuer shall be entitled to retain and use for any purpose that portion of Escrowed Funds released to the Issuer equal to the amount of Available Coleman Worldwide Cash. No representation or reference as to whether Available Coleman Worldwide Cash exists shall be required to be made by the Issuer in the Officer's Certificate or otherwise under this Agreement.

                  (l) If the Escrow Agent receives a notice from the Trustee or otherwise becomes aware that a Triggering Event has occurred and as a result, that a Mandatory Redemption pursuant to paragraph 6 of each of the Notes and
Article III of the Indenture is to occur, the Escrow Agent shall in no event release any of the Escrowed Funds to the Issuer pursuant to Sections 2(b)-2(j) hereof. The Escrow Agent will liquidate all Escrowed Funds then held by it not later than the third Business Day prior to the date fixed for such Mandatory Redemption specified in the notice from the Trustee (the "Mandatory Redemption Date"). The Escrow Agent will on the Business Day prior to the Mandatory Redemption Date release to the Paying Agent an amount of Escrowed Funds in cash equal to the redemption price set forth in paragraph 6 of the Notes (the "Mandatory Redemption Price") payable to the holders of the Notes, as specified in such notice from the Trustee. Concurrently with such release to the Paying Agent, the Escrow Agent shall release any excess of Escrowed Funds over the Mandatory Redemption Price to the Issuer.

                  "Triggering Event" means the occurrence of any of the following:

                           (i)      any of Coleman Holdings, Coleman
Worldwide or Coleman pursuant to or within the meaning of any Bankruptcy Law:

                                    (A) commences a voluntary case;

                                    (B) consents to the entry of an order for
         relief against it in an involuntary case;


                                    (C) consents to the appointment of a
         Custodian of it or for any substantial part of its property; or

                                    (D) makes a general assignment for the
         benefit of its creditors;

or takes any comparable action under any foreign laws relating to insolvency; or

                           (ii)     a court of competent jurisdiction enters an
order or decree under any Bankruptcy Law that:

                                    (A) is for relief against any of Coleman
         Holdings, Coleman Worldwide or Coleman;

                                    (B) appoints a Custodian of any of Coleman
         Holdings, Coleman Worldwide or Coleman or for any substantial part of its property; or

                                    (C) orders the winding up or liquidation of
         any of Coleman Holdings, Coleman Worldwide or Coleman;

or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days.

                  (m) Upon the termination of this Agreement in accordance with
Section 5 hereof, the Escrow Agent shall release all Escrowed Funds to the Issuer.

                  3.       Exercise of LYONs Cash Payment Option.

                  (a) In connection with any LYONs Exchange or LYONs Purchase (except if there has been a release of Escrowed Funds pursuant to Section 2(i) hereof, in which case Section 3(b) shall govern), the Issuer shall cause Coleman Worldwide to (i) exercise the LYONs Cash Payment Option in an amount up to the Pro Rata Release Amount and (ii) except as provided in Section 2(k), apply such amount to such exchange or purchase to the maximum extent possible.

                  (b) Except as provided in Section 2(k), to the extent that any holder of LYONs seeks to exchange LYONs within the 30 days following a LYONs Acceleration, the Issuer shall cause Coleman Worldwide to (i) exercise the LYONs Cash Payment Option in an amount equal to the product of (A) the total amount of Escrowed Funds released pursuant to Section 2(i) hereof in connection with such LYONs Acceleration and (B) the quotient obtained when (x) the aggregate principal amount at maturity of the LYONs to be so exchanged, is divided by (y) the aggregate principal amount at maturity of the LYONs outstanding as of the date of such LYONs Acceleration, and (ii) apply such amount to such exchange to the maximum extent possible.

                  4.       Reliance on Information Supplied.

                  The Escrow Agent may rely on the contents of any Officer's Certificate furnished hereunder without making any independent verification.

                  5.       Termination of Agreement.

                  This Agreement shall terminate upon the earliest to occur of
(i) delivery to the Escrow Agent of an Officer's Certificate substantially in the form of Exhibit B hereto signed by the Issuer through an Authorized Officer pursuant to which the Issuer certifies that the Coleman Holdings Notes Redemption and the LYONs Retirement have been consummated or (ii) delivery to the Escrow Agent of an Officer's Certificate substantially in the form of Exhibit C hereto signed by the Issuer through an Authorized Officer pursuant to which the Issuer certifies that none of the Notes remains outstanding. Upon termination of this Agreement, any Escrowed Funds remaining in the custody of the Escrow Agent shall be delivered to the Issuer in accordance with Section 2(m) hereof, free and clear of any and all interests of the Escrow Agent or any other party.

                  6.       Indemnity.

                  The Issuer agrees to indemnify the Escrow Agent, and its officers, directors, employees and agents, for and to hold it and each of them harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the cost and expenses of defending itself against any claim of liability; provided, however, that the Issuer will not be liable for indemnification or otherwise for any loss, liability or expense to the extent arising out of the gross negligence, willful misconduct or bad faith of the Escrow Agent.

                  7.       Modifications, Waivers and Amendments.

                  The Escrow Agent shall not be bound by any modification, amendment, termination (except as provided in Section 6 hereof), cancellation, rescission or super-session of this Agreement unless the same shall be in writing and signed by the parties hereto, and, if its rights, duties, immunities or indemnities as Escrow Agent are affected thereby, unless it shall have given its prior written consent thereto.

                  8.       Concerning the Escrow Agent.

                  (a) The Escrow Agent and the Issuer acknowledge and agree that the Escrowed Funds shall be held by the Escrow Agent for and on behalf of the Issuer, and that the Escrow Agent is acting exclusively as the agent, custodian and bailee of the Issuer, and not of any other party.

                  (b) The fee of the Escrow Agent hereunder is $3,000 per annum, which fee shall be nonrefundable and paid in advance by the Issuer. The Issuer also agrees to pay on demand the costs and expenses of the Escrow Agent, including the fees and expenses of counsel selected by the Escrow Agent, other than the costs and expenses reimbursed pursuant to Section 6 hereof, incurred in connection with its duties hereunder.

                  (c) The Escrow Agent shall exercise the same degree of care toward the Escrowed Funds as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement, nor be deemed to owe any fiduciary duty to the Issuer.

                  (d) The Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by the proper person, and shall not be liable to any party hereto in connection with the performance of its duties hereunder, except for its own negligence, willful misconduct or bad faith. The duties of the Escrow Agent shall be determined only with reference to this Escrow Agreement and applicable laws and Escrow Agent is not charged with any knowledge of or any duties or responsibilities in connection with any other document or agreement. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in good faith in connection with the advice or opinion of such counsel.

                  (e) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

                  (f) Nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as agent or otherwise in any jurisdiction other than the State of New York.

                  (g) The Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement, any agreement amendatory or supplemental hereto or of any certificates delivered to it hereunder.

                  (h) The Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any security or other document or instrument held by or delivered to it.

                  (i)  The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

                  (j) The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the Issuer at the address set forth herein or at such other address as the Issuer shall provide, at least 30 days prior to the date specified for such resignation to take effect. Upon the effective date of such resignation, all cash and other payments and all other property then held by the Escrow Agent hereunder shall be delivered by it to a successor escrow agent. If no successor escrow agent is appointed, Escrow Agent may apply to a court of competent jurisdiction for such appointment. The Escrow Agent or any successor is not required to be the same entity as the Trustee under the Indenture.

                  (k) In the event that Escrow Agent should at any time be confronted with inconsistent claims or demands to the Escrowed Funds, the Escrow Agent shall have the right, but not the duty, to interplead the parties in any court of competent jurisdiction and request that such court determine the respective rights of the parties with respect to the Escrowed Funds. In the event the Escrow Agent no longer holds any Escrowed Funds, it shall be released from any obligation or liability as a consequence of any such claims or demands.

                  9.       Benefits of Agreement.

                  Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under any covenant, condition or provision herein contained, all the covenants, conditions and provisions contained in this Agreement being for the sole benefit of the parties hereto.

                  10.      Notices.

                  All notices required to be given hereunder shall be in writing and shall be deemed given when received at the following addresses until such time as the parties hereto designate a different or additional address or addresses:

                  To the Issuer:

                           Coleman Escrow Corp.
                           5900 North Andrews Avenue, Suite 700
                           Fort Lauderdale, Florida 33309-7098
                           Attn:  Secretary
                           Telephone:  (954) 772-9000
                           Facsimile:  (954) 938-7811

                  To the Escrow Agent:

                           First Trust National Association
                           One Illinois Center
                           111 East Wacker Drive
                           Suite 3000
                           Chicago, Illinois  60601
                           Attn:  Corporate Trust Department
                           Telephone:  (312) 228-9400
                           Facsimile:  (312) 228-9459

                  11.      Miscellaneous.

                  (a) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

                  (b) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall constitute one agreement.

                  (c) This Agreement shall be governed by the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of this 15th day of May, 1997.

                                            FIRST TRUST NATIONAL
                                                 ASSOCIATION,
                                                 as Escrow Agent,

                                            by
                                                 /s/ Martha Sanders
                                                 -----------------------------
                                                 Name: Martha Sanders
                                                 Title: Vice President


                                            COLEMAN ESCROW CORP.


                                            by
                                                 /s/ Glenn P. Dickes
                                                 -----------------------------
                                                 Name: Glenn P. Dickes
                                                 Title: Vice President and
                                                        Secretary

                                                                  EXHIBIT A



                        Form of Officer's Certificate
                                      of
                             Coleman Escrow Corp.


                  This Certificate is being delivered pursuant to Section 2 of the Escrow Agreement, dated as of May 15, 1997 (the "Escrow Agreement"), between Coleman Escrow Corp. (the "Issuer") and First Trust National Association, as Escrow Agent (the "Escrow Agent"). Capitalized terms which are used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

                  The Issuer hereby certifies through the undersigned officer that:

                  1. Promptly following the delivery of this Certificate, the Issuer proposes to cause to be consummated the [Coleman Holdings Notes Redemption] [LYONs Exchange] [Optional LYONs Exchange Offer] [LYONs Purchase] [Additional LYONs Purchase] [LYONs Optional Redemption]. OR A [Coleman Holdings Notes Acceleration] [LYONs Acceleration] has occurred pursuant to the [Coleman Holdings Indenture] [LYONs Indenture], and such acceleration has not been rescinded.

                  2. Promptly following the delivery of this Certificate and the release of $______ to the Issuer from the Escrowed Funds (such amount being referred to herein as the "Released Funds") pursuant to the provisions of the Escrow Agreement, the Issuer expects (subject to Section 2(k) of the Escrow Agreement) to use the Released Funds to make a Capital Contribution to [Coleman Holdings] [Coleman Worldwide] to enable it to satisfy its payment obligations with respect to the [Coleman Holdings Notes Redemption] [Coleman Holdings Notes Acceleration] [LYONs Exchange] [Optional LYONs Exchange Offer] [LYONs Purchase] [Additional LYONs Purchase] [LYONs Optional Redemption] [LYONs Acceleration].

                  3. All conditions (other than payment) to the [Coleman Holdings Notes Redemption] [Coleman Holdings

Notes Acceleration] [LYONs Exchange] [Optional LYONs Exchange Offer] [LYONs Purchase] [Additional LYONs Purchase] [LYONs Optional Redemption] [LYONs Acceleration] contained in the Indenture, [the Coleman Holdings Indenture] [the LYONs Indenture] [the Optional LYONs Exchange Offer] have been satisfied or waived.


                  4. The amount of the Released Funds to be delivered to the Issuer pursuant to a LYONs Release Event does not exceed the Pro Rata Release Amount.

                  5.  No Triggering Event has occurred.

                  IN WITNESS WHEREOF, Coleman Escrow Corp., through the
undersigned officer, has signed this Certificate this      day of        , 199_.

                                                 COLEMAN ESCROW CORP.



                                                 By:
                                                    ------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT B



                        Form of Officer's Certificate
                                      of
                             Coleman Escrow Corp.


                  This Certificate is being delivered pursuant to Section 2 of the Escrow Agreement, dated as of May 15, 1997 (the "Escrow Agreement"), between Coleman Escrow Corp. (the "Issuer") and First Trust National Association, as Escrow Agent (the "Escrow Agent"). Capitalized terms which are used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

                  The Issuer hereby certifies through the undersigned officer that:

                  1. The Coleman Holdings Notes Redemption was consummated on ____, 1997.

                  2.       The LYONs Retirement was consummated on
__________, 199_.

                  3.       No Triggering Event has occurred.

                  IN WITNESS WHEREOF, Coleman Escrow Corp., through the
undersigned officer, has signed this Certificate this      day of        , 199_.

                                                 COLEMAN ESCROW CORP.



                                                 By:
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT C



                        Form of Officer's Certificate
                                      of
                             Coleman Escrow Corp.


                  This Certificate is being delivered pursuant to Section 4 of the Escrow Agreement, dated as of May 15, 1997 (the "Escrow Agreement"), between Coleman Escrow Corp. (the "Issuer") and First Trust National Association, as Escrow Agent (the "Escrow Agent"). Capitalized terms which are used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

                  The Issuer hereby certifies through the undersigned officer that none of the Notes remains outstanding.

                  IN WITNESS WHEREOF, Coleman Escrow Corp., through the
undersigned officer, has signed this Certificate this     day of        , 199_.

                                                 COLEMAN ESCROW CORP.



                                                 By:
                                                    --------------------------
                                                    Name:
                                                    Title:

                                                                      EXHIBIT D





                                     D-1